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                                                                    Exhibit 10.2

                   AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT

     This Amendment No. 1 to Stock Purchase Agreement (this "Amendment"), dated as of October 17, 2003, among Universal Hospital Services, Inc., a Delaware corporation (the "Company"), J.W. Childs Equity Partners III, L.P., a Delaware limited partnership ("JWC Equity Partners III"), JWC Fund III Co-invest LLC, a Delaware limited liability company (together with JWC Equity Partners III, "Childs"), Halifax Capital Partners, L.P., a Delaware limited partnership (together with Childs, the "Investors"), and the individuals listed as Management Holders on the signature pages hereof (the "Management Holders"), amends the Stock Purchase Agreement, dated as of September 26, 2003, among the Company, the Investors and the Management Holders (the "Stock Purchase Agreement"). Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Stock Purchase Agreement.

     WHEREAS, the Company wishes to sell up to 33,000 additional shares of Common Stock (the "Additional Shares") to members of the Company's management and other key employees (the "New Investors") on the terms and conditions set forth in the Stock Purchase Agreement and herein;

     WHEREAS, prior to the Second Closing (as defined below), the Company shall have identified the New Investors and the number of Additional Shares to be purchased by each;

     WHEREAS, the Company desires to issue and sell the Additional Shares to the New Investors on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.   Amendments to Stock Purchase Agreement

     1.1 The first paragraph of the Stock Purchase Agreement is hereby amended such that the New Investors are included in the definitions of "Purchasers" and "Management Holders" for all purposes of the Stock Purchase Agreement and this Amendment, except as expressly set forth herein.

     1.2 The first recital of the Stock Purchase Agreement is hereby amended to read in its entirety as follows:

               "WHEREAS, the Company has authorized the sale and issuance of up to 4,678,833.33 shares of its Common Stock (the "Shares");

     1.3 Article 1 of the Stock Purchase Agreement is hereby amended to add the following definitions, in proper alphabetical order:

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               "'Additional Shares' - an aggregate of 33,000 shares of
          Common Stock to be sold to the New Investors pursuant to this Agreement, as amended, which comprise a portion of the Shares."

               "'New Investors' - those individuals who execute and deliver a joinder agreement in substantially the form of Exhibit H and purchase Additional Shares at the Second
          Closing."

               "'Second Closing' - as defined in Section 2.3."

     1.4 Section 2.3 of the Stock Purchase Agreement is hereby amended to read in its entirety as follows:

          "Closings. The closing of the sale and purchase of the Shares (other than the Additional Shares) under this Agreement (the "Closing") shall take place at 10:00 a.m. on the date that is two (2) Business Days following the satisfaction (or waiver by the appropriate party or parties) of the conditions set forth in Sections 7 and 8 hereof (the "Closing Date"), at the offices of Kaye Scholer LLP, 425 Park Avenue, New York, New York 10022, or at such other time or place as the Company and the Purchasers (other than the New Investors) may mutually agree. At the Closing, subject to the terms and conditions hereof, the Company will deliver to each Purchaser (other than the New Investors) a certificate representing the number of Shares purchased by such Purchaser from the Company, as set forth on Schedule 1, against payment by or on behalf of such Purchaser of the purchase price therefor, as set forth on Schedule 1, by wire transfer of immediately available funds. The closing of the sale and purchase of the Additional Shares under this Agreement (the "Second Closing") shall take place at 10:00 a.m. on October 28, 2003, at the offices of Dorsey & Whitney LLP, 50 South Sixth Street, Minneapolis, Minnesota 55402, or at such other time or place as the Company and the New Investors may mutually agree. At the Second Closing, subject to the terms and conditions hereof, the Company will deliver to each New Investor a certificate representing the number of Additional Shares purchased by such New Investor from the Company against payment by or on behalf of such New Investor of the purchase price therefor by wire transfer of immediately available funds or other method agreed between such New Investor and the Company."

     1.5 Section 2.5 of the Stock Purchase Agreement is hereby amended such that each reference therein to the "Purchasers" shall mean all of the Purchasers other than the New Investors, and each reference therein to the "Shares" shall mean the Shares other than the Additional Shares.

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     1.6  The Stock Purchase Agreement is hereby amended by adding a new Section
2.6 thereto which shall read in its entirety as follows:

          "2.6 Second Closing. At the Second Closing, each New
          Investor will deliver to the Company:

               (a) payment of the aggregate purchase price for the Additional Shares to be purchased by such New Investor, as set forth opposite such New Investor's name on Schedule 1, by wire transfer to an account (or accounts) specified by the Company in writing or other method agreed between such New Investor and the Company;

               (b) the Stockholders Agreement duly executed by such New Investor; and

               (c) a certificate executed by such New Investor representing and warranting to the Company that (a) each of such New Investor's representations and warranties that contains an express materiality qualification was accurate and complete in all respects as of the date of this Agreement and is accurate and complete in all respects on the Closing Date as if made on the Closing Date (unless the representations and warranties address matters as of a particular date, in which case they shall be true and correct in all respects as of such date) and (b) all of the other representations and warranties of such New Investor were accurate and complete in all material respects as of the date of this Agreement and are accurate and complete in all material respects on the Closing Date as if made on the Closing Date (unless the representations and warranties address matters as of a particular date, in which case they shall be true and correct in all material respects as of such date)."

     1.7 Article 7 of the Stock Purchase Agreement is hereby amended such that each reference therein to the "Purchasers" shall mean all of the Purchasers other than the New Investors, and each reference therein to the "Shares" shall mean the Shares other than the Additional Shares.

     1.8 The Stock Purchase Agreement is hereby amended to add a new Article 7A which shall read in its entirety as follows:

          "7A. Conditions Precedent to the Second Closing. The New Investors' obligation to purchase the Additional Shares and to take the other actions required to be taken by the New Investors at the Second Closing, and the Company's obligation to sell the Additional Shares and to take the other actions required to be taken by the Company at the Second Closing, are subject to the satisfaction, at or prior to the Second Closing, of each of the following conditions (any

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          of which may be waived by the New Investors or the Company, as the case may be, in whole or in part):

               7A.1 The Closing shall have occurred.

               7A.2 The Repurchases shall have been made."

     1.9 Article 9 of the Stock Purchase Agreement is hereby amended such that each reference therein to the "Purchasers" shall mean all of the Purchasers other than the New Investors, and each reference therein to the "Shares" shall mean the Shares other than the Additional Shares.

     1.10 Section 11.7 of the Stock Purchase Agreement is hereby amended to add the following at the end of such Section:

          "The foregoing notwithstanding, each New Investor, by purchasing Additional Shares and executing and delivering a joinder agreement substantially in the form of Exhibit H hereto, shall be added as a party to this Agreement with all the rights and obligations of a "Management Holder" and a "Purchaser" hereunder without the need for any party other than the Company to consent to such addition. Schedule 1 shall thereupon be updated to reflect the addition of such New Investor as a Purchaser. The Company shall give written notice of such addition, including copies of such joinder agreements and of Schedule 1 as so revised, to each other Purchaser."

     1.11 The Stock Purchase Agreement is hereby amended to add Exhibit H thereto, which shall be in the form of Exhibit 1.11 hereto.

2.   Miscellaneous

     2.1 Except as herein expressly amended, the Stock Purchase Agreement is hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.

     2.2 All references to the Stock Purchase Agreement in the Stock Purchase Agreement and the other documents and instruments delivered pursuant to or in connection therewith (including, without limitation, each Joinder Agreement) shall mean the Stock Purchase Agreement as amended hereby and as may in the future be amended, restated, supplemented or modified from time to time.

     2.3 This Amendment may be executed by the parties hereto individually or in combination, in two or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

     2.4 Delivery of an executed counterpart of a signature page by telecopier shall be effective as delivery of a manually executed counterpart.

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     2.5  This Amendment will be governed by the laws of the State of New York without regard to conflicts of law principles.

     2.6 The parties hereto shall, at any time and from time to time following the execution of this Amendment, execute and deliver all such further instruments and take all such further action as may be reasonably necessary or appropriate in order to carry out the provisions of this Amendment.

                                    * * * * *

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     IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first written above.

                                        UNIVERSAL HOSPITAL SERVICES, INC.


                                        By:   Gary D. Blackford
                                             -----------------------------------
                                             Name:   Gary D. Blackford
                                             Title:  President and Chief
                                                     Executive Officer


                                        J.W. CHILDS EQUITY PARTNERS III, L.P.


                                        By:  J.W. Childs Advisors III, L.P.,
                                             General Partner
                                        By:  J.W. Childs Associates, L.P.,
                                             General Partner
                                        By:  J.W. Childs Associates, Inc.,
                                             General Partner


                                        By:   Steven G. Segal
                                             -----------------------------------
                                             Name:   Steven G. Segal
                                             Title:  Vice President


                                        JWC FUND III CO-INVEST, LLC


                                        By:  J.W. Childs Associates, L.P.,
                                             Manager
                                        By:  J.W. Childs Associates, Inc.,
                                             General Partner


                                        By:   Steven G. Segal
                                             -----------------------------------
                                             Name:   Steven G. Segal
                                             Title:  Vice President


                                        HALIFAX CAPITAL PARTNERS, L.P.


                                        By:  Halifax GenPar, L.P.
                                        By:  The Halifax Group, L.L.C.


                                        By:   Brent D. Williams
                                             -----------------------------------
                                             Name:   Brent D. Williams
                                             Title:  Principal & Vice President


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                                        MANAGEMENT HOLDERS


                                        ----------------------------------------
                                        Gary D. Blackford






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                                                                    Exhibit 1.11

                                Joinder Agreement

         The undersigned is executing and delivering this Joinder Agreement pursuant to the Stock Purchase Agreement, dated as of September 26, 2003, as amended by that Amendment No. 1 to Stock Purchase Agreement, dated as of October 17, 2003 (as so amended, the "Purchase Agreement"), among Universal Hospital Services, Inc., a Delaware corporation (the "Company"), and the Purchasers signatory thereto.

         By executing and delivering this Joinder Agreement to the Company, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Purchase Agreement in the same manner as if the undersigned were an original signatory to such agreement as a Purchaser and a Management Holder. In connection therewith, effective as of the date hereof, the undersigned hereby makes the representations and warranties contained in the Purchase Agreement except as otherwise specified below (check either or both, if applicable):

                  I do not have substantial experience in evaluating and investing in private placement transactions of the securities of business entities similar to the Company, as represented in
                  Section 4.3 of the Purchase Agreement, and accordingly, do not make the representations contained in that Section.

                  I am not an "accredited investor," as represented in Section 4.3(d) of the Purchase Agreement. ("Accredited investor" is defined in Attachment A to this Joinder Agreement.)

         Accordingly, the undersigned has executed and delivered this Joinder Agreement as of the __ day of October, 2003.





                                               ---------------------------------
                                               Signature of Purchaser

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                                  Attachment A

                         Accredited Investor Definition

         "Accredited investor" means any person who comes within any of the following categories, or who the Company reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

         (1) Any director, executive officer or general partner of the Company;

         (2) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000; or

         (3) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

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